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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 30, 1996
                                 Date of Report
                       (Date of earliest event reported)


                          NASHVILLE COUNTRY CLUB, INC.
               (Exact name of registrant as specified in charter)




         Tennessee                    0-22582             62-1535897
(State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)            File Number)       Identification No.)



                          402 Heritage Plantation Way
                           Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                     38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)   Previous independent accountants

         (i) On August 30, 1996, the Registrant dismissed Ehrhardt Keefe Steiner & Hottman P.C. as its independent accountants.

         (ii) On January 11, 1996, the Registrant engaged Ehrhardt Keefe Steiner & Hottman P.C. to audit the financial statements for the two most recent fiscal years of an acquired business (the "Acquired Business") for inclusion in the Registrant's registration statement on Form SB-2. In addition, the Registrant engaged Ehrhardt, Keefe, Steiner & Hottman P.C. as the Registrant's independent accountants for the interim period from May 8, 1996 through August 30, 1996. The report of Ehrhardt Keefe Steiner & Hottman P.C. on the financial statements of the Acquired Business contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with (w) its audit of the financial statements of the Acquired Business for the two most recent fiscal years and all interim periods through August 30, 1996, and (x) its engagement as the Registrant's independent accountants for the interim period from May 8, 1996 through August 30, 1996, there were no disagreements with Ehrhardt Keefe Steiner & Hottman P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ehrhardt Keefe Steiner & Hottman P.C. would have caused Ehrhardt Keefe Steiner & Hottman P.C. to make reference thereto in (y) its report on the financial statements of the Acquired Business for such years and/or periods or (z) its report on the Registrant's financial statements for such interim period.

         (v) The Registrant has requested that Ehrhardt Keefe Steiner & Hottman P.C. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K/A.

(a)(2)   New independent accountants

         (i) The Registrant engaged Arthur Andersen LLP as its new independent accountants as of August 30, 1996. During the Registrant's two most recent fiscal years and through August 30, 1996, no consultations have occurred between the Registrant




                                     -2-
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              and Arthur Andersen LLP which concerned the subject matter of a disagreement with Ehrhardt Keefe Steiner & Hottman P.C.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.  The following exhibit is being filed with this Form 8-K/A:

      (16)    Letter regarding change in certifying accountant

              16.1    Letter from Ehrhardt Keefe Steiner & Hottman P.C.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  September 18, 1996        NASHVILLE COUNTRY CLUB, INC.



                                 By:/s/ Thomas Jackson Weaver III
                                    -------------------------------------------
                                    Name:  Thomas Jackson Weaver III
                                    Title: Chairman of the Board, President and
                                           Chief Executive Officer
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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
- -------                  -----------
 16.1         Letter from Ehrhardt Keefe Steiner & Hottman P.C.
